ARBEIDSOVEREENKOMST: INDIVIDUELE BEPALINGEN
Naam: H.J. Buurman

EMPLOYMENT CONTRACT: INDIVIDUAL CONDITIONS*
NAME: H. J. BUURMAN

1. U wordt aangesteld als Vice President Strategy en treedt met terugwerkende kracht in dienst per 1 januari 2007. Deze arbeidsovereenkomst vervangt de managementovereenkomst d.d. 27 oktober 2005 waarbij uw dienstjaren ten gevolge van de managementovereenkomsten tussen u en Collexis worden overgeveld naar de thans voorliggende arbeidsovereenkomst.

1. Your will be employed as Vice President Strategy and will begin your contract as from 1 January 2007. This employment agreement replaces the Management
Agreement dated 27 October 2005 without changing your total number of employment years as a result of earlier management agreements between you and Collexis.

2. U wordt aangesteld in een full-time dienstverband voor een periode van (3)
drie jaar zonder proeftijd.

2. You will be contracted on a fulltime basis for a period of three (3) years with no trial period.

3. Uw vaste standplaats is Geldermalsen, the Netherlands

3. Your office location will be Geldermalsen, the Netherlands.

4. Uw bruto vaste maandsalaris bedraagt (euro) 15.000,- per maand exclusief vakantiegeld.

4. Your gross monthly salary is EUR 15,000 per month, exclusive of holiday pay.

5. U komt in aanmerking voor alle standaard vergoedingen (zie bijlage
Kostenvergoeding)

5. You are entitled to all standard compensations (refer to attachment Costs
Compensation)

6. U komt in niet in aanmerking voor een bedrijfsauto.

6. You are not entitled to a company car.

7. Voor uw werk is het noodzakelijk dat u beschikt over een Personal Computer en toebehoren. Collexis stelt u de benodigde configuratie in bruikleen ter beschikking (zie bijlage Algemene Bepalingen punt 19 t.a.v. bruikleengoederen).

7. To perform your work you need to have a Personal Computer and accessories at your disposal. Collexis will lend you the necessary configuration (refer to the
General Provisions paragraph 19 regarding lend goods).

8. De winstdelingsregeling is conform het bepaalde in paragraaf 9.

8. Regarding profit-sharing the following has been agreed as set forth in paragraph 9 below.

* in blue Italics a translation of the original text has been included. No rights can be derived from this translation.

9. Naast de vaste vergoeding en de standaard winstdelingsregeling ontvangt u ook een individuele resultaatafhankelijke jaarlijkse bonus. Deze jaarlijks in geld uit te keren bonus en de daarmee samenhangende performance-doelstellingen wordt jaarlijks door de Board van Collexis Holdings, Inc bepaald en zal minimaal op het nivo zijn van het overige senior management van Collexis Holdings, Inc.

9. Besides the fixed compensation you will be considered for an annual cash bonus to be determined in the sole discretion of the Board of Collexis Holdings,
Inc based on your performance during the year and taking into account the conditions under which bonuses are awarded to other members of senior management and the amounts of such bonuses.

10. Op 31 januari 2006 heeft u door middel van een brief optierechten gekregen
(en geaccepteerd) op 100.000 (zegge: honderdduizend) gewone aandelen in het aandelenkapitaal van Collexis B.V. met een nominale waarde op 31 januari 2006 van EUR 0,05 (zegge: vijf Eurocent) ('Aandelen'), tegen een uitoefeningprijs van
USD 1,00 (zegge: een US Dollar) per Aandeel, welke maandelijks pro rata parte worden toegekend gedurende drie (3) jaar, eindigend op 30 januari 2008. De voornoemde opties worden dus over de periode van drie jaar naar rato maandelijks aan u toegekend, totdat u op 31 december 2008 alle rechten heeft opgebouwd.

Echter, met het aangaan van de thans voorliggende arbeidsovereenkomst tussen u en Collexis B.V., worden de voornoemde aan u verstrekte optierechten omgezet naar optierechten op 100.000 (zegge: honderdduizend) Aandelen Collexis BV tegen een uitoefenprijs van USD 1,00 (zegge: een US Dollar) per Aandeel, geldig tot en met 31 december 2011, hetgeen u door medeondertekening hiervan aanvaardt, met aantekening dat het aantal aandelen afhankelijk is van de optierechten en de uitoefenprijs per aandeel op basis van een adequate aanpassing ter weergave van de overname van Collexis B.V. door Collexis Holdings en de fusie van Collexis
Holdings met Technology Holdings. In geval van (i) een wijziging in de zeggenschap ('change of control') in de Vennootschap (waaronder mede begrepen een verwerving van meer dan 50% van de stemrechten in de Vennootschap) door een derde partij of consortium, en/of (ii) de beeindiging van uw arbeidsovereenkomst met de Vennootschap welke beeindiging niet is veroorzaakt door een Vertrek
(zoals gedefinieerd in artikel 11, hieronder), dan worden alle op dat moment nog niet toegekende optierechten alsnog, automatisch en met onmiddellijke ingang toegekend aan u, zonder dat enige actie van uw zijde nodig is.

10. On 31 January 2006 you have been granted (and you have accepted) the Option rights to acquire 100,000 (hundred thousand) ordinary shares in the share capital of Collexis B.V. with a nominal value on 31 January 2006 of EUR 0.05
(five Eurocents) ('Shares') for an exercise price of USD 1.00 (one US Dollar)
per Share, to vest pro rata monthly over the three (3) year period ending
January 30, 2008. However, as per the entering into the current new employment agreement between you and Collexis B.V. said Option rights granted to you are herewith converted to Option rights to 100,000 (hundred thousand) Shares in
Collexis B.V. for an exercise price of USD 1.00 (one US Dollar) per Share, valid up to and including 31 December 2011, which you by co-signing herewith accept, with the number of shares subject to the option and the exercise price per share appropriately adjusted to reflect the acquisition of Collexis B.V. by Collexis
Holdings and the merger of Collexis Holdings with Technology Holdings. In the event of (i) a change of control of the Company (i.e. the acquisition by a third party or parties working in concert of in excess of 50% of the voting equity of the Company), and/or (ii) the termination of your employment by the Company not due to a Leave (as defined in Section 11, below), all Option rights not yet vested at that time shall automatically and immediately vest without further action on your part.

11. Gegarandeerde vergoeding & ontslagvergoeding

11.1 In het geval de arbeidsovereenkomst wordt beeindigd, welke niet is veroorzaakt door (i) een dringende reden als bedoeld in artikel 7:678 Burgerlijk
Wetboek, (ii) een gewichtige reden als bedoeld in artikel 7:685 Burgerlijk
Wetboek, en/of (iii) een vrijwillig vertrek door de Werknemer welk vertrek niet is goedgekeurd door de Werkgever (de punten (i) tot en met (iii) hierna te noemen: 'Vertrek'), dan is Werknemer gerechtigd tot een gegarandeerde financiele vergoeding ('Gegarandeerde Vergoeding') van de som - voor zover die som hoger is dan nul - van: (A) zesendertig (36), minus (B) het aantal volledige maanden dat
Werknemer werkzaam is geweest bij Werkgever, gerekend vanaf de Ingangsdatum, vermenigvuldigt met (C) het bruto maandsalaris van Werknemer (inclusief maar niet uitgezonderd tot enige emolumenten, commissies, alsmede pro rata winstrechten en diverse bonusrechten onder de arbeidsovereenkomst). Deze
Gegarandeerde Vergoeding is in maandelijkse pro rata parte bedragen opeisbaar en dient steeds maandelijks betaald te worden door Werkgever op het moment van
Werkgevers' betalingen van loon aan haar werknemers, ingaande op de beeindigingdatum van de arbeidsovereenkomst. Gedurende de periode dat Werkgever bedragen uit hoofde van de Gegarandeerde Vergoeding ontvangt van Werkgever, zal die Gegarandeerde Vergoeding op een Dollar-voor-Dollar basis worden verminderd indien en voor zover Werknemer in die periode enig loon ontvangt. Gedurende die periode zal Werknemer zich redelijkerwijs inspannen om vervangende arbeid en/of andere bronnen van inkomsten te verwerven op basis van Werknemer's ervaring en functieniveau. Werkgever is geen Gegarandeerde Vergoeding verschuldigd aan
Werknemer indien de beeindiging van de arbeidsovereenkomst is veroorzaakt door een Vertrek.

11. Guaranteed Compensation & Dismissal Compensation:

11.1 In case of a termination of this employment, not being due to (i) a compelling cause (dringende reden) as meant in Section 7:678 of the Netherlands
Civil Code, (ii) an urgent cause (gewichtige reden) as meant in Section 7:685 of the Netherlands Civil Code, and/or (iii) a voluntary leave by Employee that is not being consented by Employer (the items (i) up to and including (iii)
hereinafter a 'Leave'), then Employee is entitled to a guaranteed financial compensation ('Guaranteed Compensation') amounting to the sum - if such sum is higher than nil - of: (A) thirty-six (36), minus (B) the amount of full months the Employee has been employed for Employer, to be calculated from the Effective
Date, times (C) the Employee's gross monthly salary (including without limitation any and all emoluments, commissions, and pro-rated profit sharing as well as the various bonus rights under this employment agreement). Such
Guaranteed Compensation shall be due and payable by Employer in monthly installments in accordance the the payroll practices of the Company. During any period in which the Employee is receiving Guaranteed Compensation from the
Company, such Guaranteed Compensation shall be reduced on a dollar-for-dollar basis by any wages or other compensation actually received by the Employee during such period. Employee agrees to use reasonable efforts to secure substitute employment or other source of income consistent with Employee's position and experience. No such Guaranteed Compensation shall become due to
Employee in case of termination of this employment due to a Leave.

12. Samen met de bijlagen Algemene Bepalingen d.d. januari 2006,
Kostenvergoeding d.d. januari 2006 en Verzuimbeleid d.d. januari 2006 vormen deze individuele bepalingen de arbeidsovereenkomst tussen Collexis B.V. en
Werknemer. Voor dat doel dienen beide partijen de individuele bepalingen te ondertekenen en de bijlagen te paraferen. Waarna alle exemplaren van eerdere datum niet meer van toepassing zijn.

12. These individual conditions, together with the attachments General
Provisions d.d. January 2006, Costs Compensation d.d. January 2006 and Policy
regarding Absenteeism d.d. January 2006 form the employment contract between
Collexis B.V. and employee. Both parties have to sign these individual conditions after which all previously dated documents will not be valid any more.

Aldus opgemaakt en ondertekend in tweevoud te Spijk op 14 februari 2007:

Prepared and signed in duplicate in Spijk on 14 February 2007:

/s/G.J. Nijbroek
----------------------------------------------
G.J. Nijbroek

/s/ H.J. Buurman
----------------------------------------------
H.J. Buurman

/s/ P. van Praag
----------------------------------------------
P. van Praag

ARBEIDSOVEREENKOMST: ALGEMENE BEPALINGEN
JANUARY 2006

EMPLOYMENT CONTRACT: GENERAL PROVISIONS*
January 2006

1. LOCATIE

Onder normale omstandigheden zult u uw werkzaamheden ten kantore van de werkgever, dan wel bij clienten van de werkgever in Nederland, verrichten.
Werkzaamheden die zich bij uitstek lenen om thuis te worden uitgevoerd kunnen na overleg met de werkgever thuis worden verricht. Werkzaamheden in het buitenland zullen alleen plaatsvinden na goedkeuring door werknemer en na onderling overleg tussen werknemer en werkgever. De werkgever is bereid ten aanzien van uitzending van personeel een redelijk standpunt in te nemen en rekening te houden zowel met de aard van de plaats waar moet worden gewerkt als met persoonlijke omstandigheden.

1. LOCATION

Under normal circumstances you will perform your activities at the office of the employer or at customers of the employer in the Netherlands. Activities that pre-eminently lend themselves to be carried out at home can, after consultation with the employer, be performed at home. Activities abroad will only take place after approval by employee and after mutual consultation between employee and employer. The employer is prepared with respect to the sending out of staff to observe a reasonable position and take into account both the nature of the place where should be worked as well as the personal circumstances.

2. WERKTIJDEN

Onder normale omstandigheden wordt gemiddeld 40 uur per week gewerkt, van maandag tot en met vrijdag, met een dagelijkse lunchpauze van een half uur. De dagelijks te werken uren kennen een flexibel begin- en eindpunt, doch tussen
09.30 uur en 16.00 uur dient men verplicht aanwezig te zijn. In het geval van thuiswerk geldt dat men tussen 09.30 uur en 16.00 uur verplicht bereikbaar en oproepbaar dient te zijn. In het geval ten kantore van clienten wordt gewerkt dienen de daar gebruikelijke werktijden te worden gevolgd. De aard en plaats der werkzaamheden kan met zich meebrengen dat de werktijden worden gewijzigd of dat overuren worden gemaakt, welke vergoed worden volgens de bijlage
Kostenvergoeding. De werkgever is bereid een redelijk standpunt in te nemen ten aanzien van het aantal overuren dat van u zal worden verlangd, waarbij rekening wordt gehouden met de plaats waar het extra werk verricht dient te worden en met uw persoonlijke omstandigheden op het tijdstip in kwestie.

2. WORKING HOURS

Under normal circumstances on average 40 hours per week is worked, from Monday to Friday, with a daily lunch break of half an hour. The daily working hours have a flexible beginning and end time, yet between 09.30 am and 4.00 pm one is obliged to be present. In case one works from home one should be available between 09.30 am and 4.00 pm. In case one works at the office of a customer one should observe the working hours of the customer. The nature and place of the activities can cause the working hours to be modified or that employee is requested to work overtime, which will be compensated for according to the appendix Compensation of Costs. The employer is prepared to adopt a reasonable position with respect to the amount of overtime that will be requested; the place where the extra work must be performed and your personal circumstances at the time in question are taken into account.

3. PASPOORT, RIJBEWIJS EN TELEFOON

Tijdens de duur van uw dienstverband dient u te allen tijde in het bezit te zijn van een geldig paspoort en te beschikken over een telefoonaansluiting. U dient ook in het bezit te zijn van een geldig rijbewijs

                                        1

en de beschikking hebben over een behoorlijk verzekerd motorvoertuig, tenzij het feit dat u noch over een geldig rijbewijs, noch over een motorvoertuig beschikt,
u niet verhindert uw werkzaamheden naar behoren te verrichten, zulks ter beoordeling van de directie.

3. PASSPORT, DRIVERS LICENSE AND TELEPHONE.

During your employment contract with Collexis you must at all time be in the possession of a valid passport and have a telephone connection. You must also be in the possession of a valid drivers license and a properly insured motor vehicle, unless the fact that you either do not have a valid drivers license or a motor vehicle does not prevent your from performing your activities properly, this to be assessed by the Executive Board.

4. VAKANTIEDAGEN

Bij een fulltime dienstverband heeft u recht op 24 werkdagen betaalde vakantie per jaar, afgezien van de normale erkende feestdagen (Goede Vrijdag geldt als een erkende feestdag). Voor de berekening van het aantal vakantiedagen waarop iemand recht heeft, wordt uitgegaan van een kalenderjaar dat begint op 1 januari en eindigt op 31 december. Het aantal vakantiedagen per jaar wordt berekend op basis van 2 dagen voor elke volledige maand dienstverband.

Indien u het dienstverband bij de werkgever beeindigt, ontvangt u betaling voor de niet opgenomen vakantiedagen of worden de vakantiedagen die u reeds teveel heeft opgenomen op uw salaris in mindering gebracht. Vakantiedagen worden opgenomen in overleg met het management. Indien u langer dan 3 aaneengesloten vakantiedagen wilt opnemen dient u dit minimaal 8 weken van te voren aan het management en secretariaat kenbaar te maken. Halve dagen zijn toegestaan.

Vakantiedagen dienen zoveel mogelijk voor 1 januari te worden opgenomen.

Overhevelen van vakantiedagen naar een volgend jaar tot een maximum van 10 dagen dient tevoren te worden overlegd. Deze dagen moeten worden opgenomen voor 1 juni.

4. HOLIDAY

In case of a fulltime employment contract you are entitled to 24 working days paid holiday a year, apart from the normal recognized holidays (Good Friday is considered as a recognized holiday). For the calculation of the number of holidays one is entitled to, it is assumed that a calendar year starts on 1
January and finishes on 31 December. The number of holidays per year is calculated on the basis of 2 days for each complete month of work according to contract.

If you end your employment contract with employer, you will receive payment for the holidays you have not received yet or in case you have already taken up days in surplus this will be deducted from your salary. Holidays are planned in consultation with management. If you wish to take up more than 3 weeks holiday in a row you must apply for this at least 8 weeks in advance to management and office management. To take up half days is permitted.

Holidays must be taken up as much as possible before 1 January. Transfer of holidays to a next year up to a maximum of 10 days must be discussed beforehand.
These days must be taken up before 1 June.

                                        2

5. ATV-DAGEN

Bij een fulltime dienstverband heeft u recht op 12 ATV-dagen per jaar. Voor de berekening van het aantal ATV-dagen waarop iemand recht heeft, wordt uitgegaan van een kalenderjaar dat begint op 1 januari en eindigt op 31 december. Het aantal ATV-dagen per jaar wordt berekend op basis van 1 dag voor elke volledige maand dienstverband. Bij ziekte langer dan 4 weken, vervalt de opbouw van
ATV-dagen.

Indien u het dienstverband bij de werkgever beeindigt, heeft u geen recht op vrije tijd of betaling voor de niet opgenomen ATV-dagen. De ATV-dagen die u reeds te veel hebt opgenomen worden op uw resterende vakantiedagen in mindering gebracht. ATV-dagen kunnen in overleg met de werkgever vrij worden opgenomen met uitzondering van maximaal vijf ATV-dagen waarvan de werkgever vooraf, doch minimaal drie maanden vooraf, kan bepalen wanneer deze verplicht dienen te worden opgenomen. In ieder geval dient per kwartaal tenminste de helft van de voor die periode toegekende ATV-dagen te worden opgenomen.

5. ATV DAYS (REDUCTION OF WORKING HOURS)

In case of a fulltime employment contract you are entitled you to 12 ATV holidays per year. For the calculation of the number of ATV holidays one is entitled to, it is assumed that a calendar year starts on 1 January and finishes on 31 December. The number of ATV holidays per year is calculated on the basis of 1 day for each complete month of work according to contract.

In case of sickness longer than 4 weeks, the right to ATV holidays expires.

If you end your employment contract with employer, you have no rights on free time or payment for the ATV holidays you have not received yet. ATV holidays which you have already taken up in surplus will be deducted from your remaining normal holidays. ATV holidays can be planned freely in consultation with the employer, with exception of at maximum five ATV holidays which the employer can at least three months in advance stipulate when these have to be taken up. In any case at least half of the granted ATV holidays per trimester should be taken up in that period.

6. VAKANTIE-UITKERING

De vakantietoeslag is 8% van het maandsalaris maal het aantal maanden dat het dienstverband in de voorgaande periode van 1 juli tot en met 31 juni heeft geduurd en wordt achteraf betaald in juni van elk jaar.

6. HOLIDAY ALLOWANCE

The holiday allowance is 8% of the monthly salary times the number of months of employment in the preceding the period of 1 July up to and including 31 June and is paid afterwards in June of each year.

7. UITKERING BIJ OVERLIJDEN

N.v.t.

7. ALLOWANCE AT DECEASE

n.a.

8. OPZEGTERMIJN

De arbeidsovereenkomst kan door beide partijen met inachtneming van de wettelijke opzegtermijn tussentijds worden opgezegd, zijnde voor de werknemer een minimale opzegtermijn van 1 maand. De opzegging dient te allen tijde schriftelijk te geschieden. Of u gedurende de opzegtermijn al of niet zult moeten werken is ter beoordeling van de werkgever.

8. TERM OF NOTICE

The employment contract can be cancelled by both parties taking into account the legal notice term, being for the employee a minimum 1 month notice. The notification of cancellation of the employment

                                        3

contract must at all times be in writing. If employee needs to work during the notice term yes or no is up to the employer.

9. SPAARLOONREGELING / LEVENSLOOPREGELING

Collexis biedt de werknemer met een vast dienstverband de mogelijkheid deel te nemen aan een spaarloon- of levensloopregeling ondergebracht via Kettlitz Deenik bij AEGON Bank N.V. De spaarloonregeling is gebaseerd op de geldende wettelijke en fiscale voorzieningen en kent een jaarlijks nader vast te stellen bedrag met betrekking tot de maximale inleg door de werknemer.

Tevens biedt Collexis de mogelijkheid om deel te nemen aan de levensloopregeling. Deze regeling biedt de mogelijkheid om fiscaal vriendelijk te sparen om in de toekomst een periode van onbetaald verlof te financieren. Per jaar is het toegestaan maximaal 12% van het jaarsalaris te sparen. Men is vrij in de keuze van bank of verzekeraar.

De werknemer kan zich aanmelden voor de spaarloonregeling als hij op 1 januari van het betreffende jaar in dienst is, middels het Aanmeldingsformulier werknemers (op te vragen bij het secretariaat). Indien u deel wilt nemen aan de collectieve levensloopregeling kan dit via het secretariaat worden geregeld (zie ook bijlage Levensloopregeling) Men mag in een kalenderjaar van een regeling gebruik maken. Elk jaar kan er opnieuw gekozen worden.

9. SALARY SAVINGS/COURSE OF LIFE SCHEME

Collexis offers the possibility to employees with an employment contract for an indefinite period, to take part in a salary savings scheme or a so called Course of Life scheme via Kettlitz Deenik at AEGON bank n.v. The salary savings scheme is based on current legal and tax provisions and concerns a fixed maximum amount that is stipulated each year which can be deposited by the employee.

Collexis also offers a collective Course of Life scheme. This gives employees the opportunity to save a maximum of 12% of their annual salary in a tax friendly way. The savings can be used to finance future unpaid leave. The choice for the bank or insurance company for this scheme is up to the employee.

The employee can submit an application for the salary savings scheme by means of the Registration form Employees (available at the secretary's office).

To make use of the collective Course of Life scheme please contact the secretary's office. During a calendar year only one scheme can be issued; each year one can revise the choice at wish.

10. PENSIOEN

Het collectieve pensioen is via Kettlitz Deenik ondergebracht bij ZwitserLeven in de vorm van een Beschikbare Premieregeling. De jaarlijkse pensioenpremie wordt vastgesteld als percentage van het pensioengevende salaris (12 x vast brutomaandsalaris, verminderd met een franchise). De hoogte van het premiepercentage is afhankelijk van de leeftijd van de deelnemer. De werkgever heeft het recht om desgewenst tussentijds de franchise aan te passen. De pensioenpremie is vrijgesteld bij arbeidsongeschiktheid. De eigen bijdrage per deelnemer bedraagt 50% van de beschikbare premie en wordt per maand verrekend.

10. PENSION PLAN

A collective pension plan has been accommodated at Zwitserleven via Teijlingen
Advisory Group in the form of a so called "available premium regulation". The annual pension premium is determined as a percentage of the pension worth salary
(i.e. 12x the gross monthly salary plus 8% holiday allowance, minus the legal fiscal deduction). The actual premium rate depends on the age of the participant. The employer has the right to adapt the legal fiscal deduction between times. The pension premium does not have to be paid in case of incapacity to work. The own contribution per participant amounts 50% of the available premium and is settled each month.

                                        4

11. WGA-HIAAT EN WIA-EXCEDENT VERZEKERING

Er is een collectieve verplichte WGA-hiaat verzekering en (indien van toepassing) een WIA-excedentverzekering afgesloten via Kettlitz Deenink bij
Fortis ASR. Bij (gedeeltelijke) arbeidsongeschiktheid keert de verzekering een aanvulling uit tot 70% van het laatstverdiende loon (gemaximeerd)
vermenigvuldigd met het arbeidsongeschiktheidspercentage. De eigen bijdrage per deelnemer bedraagt 50% van de premie en wordt per maand verrekend.

11. WGA GAP AND "WIA-EXCEDENT" INSURANCE (= Dutch legal regulation concerning sickness benefit)

A collective obligatory WGA gap insurance and (in case it is applicable) an
"excedent" insurance have been issued via Kettlitz Deenik at Fortis ASR. This insurance guarantees an allowance of at maximum 70% of the last earned salary times the so called incapacity percentage in case of (partial) incapacity to work. The own contribution per participant amounts 50% of the premium and is settled each month.

12. ZIEKTEKOSTENVERZEKERING

De werkgever biedt de werknemer en zijn/haar echtgeno(o)t(e) en zijn/haar kinderen een collectieve ziektekostenverzekering plus een aanvullend pakket aan.
Deze verzekering is afgesloten via SEZ Assurantien en betreft de Turien/Avero
Collectieve ziektekostenverzekering. Via het salaris zal de inkomensafhankelijke bijdrage van 6,5% (tot maximaal (euro) 1.950,- per jaar) worden geheven.
Collexis vergoedt de inkomensafhankelijke bijdrage maandelijks via het salaris.
De werknemer kan zich via het secretariaat voor deze verzekering aanmelden.

De term "echtgeno(o)t(e)" zal voor de toepassing van deze bepaling tevens gelden voor personen die weliswaar niet wettig zijn gehuwd, doch wel als twee personen samen een huishouding voeren ongeacht hun geslacht.

Deze regeling is slechts van toepassing indien en voor zover de risico's door de verzekeringsmaatschappij worden aanvaard.

12. HEALTH INSURANCE

Employer has issued a collective health insurance and additional package at SEZ
Assurantien concerning the Turien/Avero collective health insurance for each employee, his/her spouse and their children. Depending on the wages of an employee, a fee of 6.5% (to a maximum of (euro) 1,950 annually) will be deducted from the salary. Collexis contributes monthly via the salary payment to the fee, depending on the wages of the employee. Applications at the secretary's office.

The term "spouse" will also apply to persons who are not lawfully married but who together make up a household regardless of their gender.

This regulation applies only if and as far as the risks are accepted by the insurance company.

13. BETAALD VERZUIM

De werkgever zal in onderstaande gevallen de werknemer betaald verzuim toestaan:

a.    Bij het overlijden van de echtgenote (-genoot), eigen inwonende kinderen of pleegkinderen, gedurende de tijd van het overlijden tot en met de dag van de begrafenis.

b.    Bij huwelijk van de werknemer, gedurende 2 dagen.

c.    Gedurende 1 dag en de daarop aansluitende werkdag bij bevalling van de echtgenote.

d.    Gedurende 2 dagen wanneer een te adopteren kind in het gezin wordt opgenomen.

e.    Gedurende 1 dag:

      o     bij ondertrouw van de werknemer;

      o     bij huwelijk van eigen kind of pleegkind, bij huwelijk van broers of zusters, zwagers of schoonzusters, mits tenminste 3 dagen van tevoren aangekondigd;

                                        5

      o     bij begrafenis van uitwonende kinderen of pleegkinderen, van kleinkinderen, aangehuwde kinderen, ouders, schoonouders, broers of zusters, grootouders en aangehuwde broers of zusters;

      o     bij het overlijden van uitwonende eigen kinderen of pleegkinderen, van aangehuwde kinderen, ouders, schoonouders en grootouders;

      o     bij 25- of 40-jarig ambts- of huwelijksjubileum van de werknemer bij
            25-, 40-, 50-, 60- en meerjarig;

      o     bij huwelijksfeest van ouders, schoonouders en grootouders

      o     Voor het afleggen van examens een redelijke termijn, mits deze verband houden met de bij werkgever te verrichten arbeid.

f.    Gedurende 3 jaar voor de pensioendatum kan in totaal 15 dagen extra verlof verleend worden voor cursussen, bijeenkomsten e.d. die erop gericht zijn werknemers op hun pensioen voor te bereiden.

g.    Bij een dienstverhuizing 2 dagen.

h.    In andere voorkomende gevallen, zulks ter beoordeling van de werkgever, voor de door haar vast te stellen duur.

13.   PAID LEAVE

The employer will permit staff paid leave in the cases mentioned below:

a.    At decease of spouse, own resident children or resident foster children -
      during the time from decease up and until the day of the burial.

b.    During 2 days at marriage of the employee.

c.    During 1 day plus the following working day at delivery of a child.

d.    During 2 days when a child to be adopted is incorporated in the family.

e.    During 1 day:

      1.    at betrothal of the employee;

      2.    at marriage of own child or foster child, of brothers or sisters, of brothers- or sisters-in-law, provided this is announced at least 3 days in advance;

      3.    at burial of children or foster children, grand children, children related by marriage, parents, parents-in-law, brothers or sisters, grandparents and brothers or sisters related by marriage;

      4.    at decease of non-resident own children or foster children, of children related by marriage, parents, parents-in-law and
            grandparents;

      5.    at 25 or 40 year marriage anniversary of the employee and at 25 -,
            40 -, 50 -, 60 year employment jubilee;

      6.    at marriage of parents, parents-in-law and grandparents;

      7.    for taking exams, provided these are related to the work performed at employer.

f.    During 3 years preceding pension date a maximum of 15 days extra leave can be granted to take courses, attend meetings etc. which are aimed at preparing the employee for his/her pension.

g.    During 2 days at moving houses.

h.    In other cases to be assessed by employer.

14. JUBILEUMUITKERING

Werknemers ontvangen bij hun 12,5-, 25- en 40-jarig ambtsjubileum een uitkering van resp. 1/2x, 1x en 2x het maandsalaris.

14. JUBILEE ALLOWANCE

Employees receive at their 12.5 -, 25 and 40- year employment jubilee a benefit of 1/2x, 1x and 2x the month salary respectively.

15. CONCURRENTIE-/RELATIEBEDING

Het is de werknemer niet toegestaan, dan na schriftelijke toestemming van de werkgever, binnen een (1) jaar na het einde van het dienstverband in dienst te treden bij een organisatie die vergelijkbare diensten verleent. Het is de werknemer evenmin toegestaan om binnen een (1) jaar na het einde van

                                        6

het dienstverband als zelfstandige vergelijkbare diensten te verlenen. Evenmin is het de werknemer toegestaan om gedurende een periode van een (1) jaar na het einde van zijn dienstverband op enige wijze direct of indirect zakelijke betrekkingen aan te gaan of te onderhouden met relaties en/of klanten van de werkgever. Onder een relatie of klant wordt in dit verband verstaan een organisatie waar Collexis, op het moment van ontbinding van de arbeidsovereenkomst, de voorgaande 24 maanden een overeenkomst mee heeft afgesloten of waaraan Collexis de voorgaande 24 maanden heeft gefactureerd.

De werkgever kan u vrijstelling verlenen van het concurrentie-/relatiebeding, welke vrijstelling u niet op onredelijke gronden zal worden onthouden.

15. COMPETITION -/RELATION CONDITION

Employee is not allowed within one (1) year of cancellation of employment contract, unless there is written consent by employer, to enter into an employment contract at an organization that offers similar services.

It is also not permitted for the employee within one (1) year of termination of the employment contract to enter into a business relationship of whatever kind with customers/relations of employer. A relation or customer in this respect is defined as an organization where Collexis, at the moment of termination of the employment contract, has concluded an agreement with in the previous 24 months or an organization that has been invoiced by Collexis in the previous 24 months.

The employer can grant exemption of this competition -/relation condition, which exemption will not be withheld on unreasonable grounds.

16. WERKZAAMHEDEN BUITEN DIENSTVERBAND

Het is de werknemer niet toegestaan een al dan niet gehonoreerde nevenfunctie te vervullen of al dan niet gehonoreerde nevenwerkzaamheden te verrichten welke redelijkerwijs geacht worden onverenigbaar te zijn met zijn/haar functie dan wel met de belangen of het aanzien van de werkgever.

16. ACTIVITIES IN ADDITION TO THE COLLEXIS EMPLOYMENT CONTRACT

The employee is not permitted to fulfill a remunerated or non-remunerated secondary occupation or perform remunerated of non-remunerated activities which are reasonably considered to be incompatible with employees function or with the interests of the employer.

17. GEHEIMHOUDINGSPLICHT

Ten aanzien van alle informatie die tijdens de duur van de arbeidsovereenkomst is verkregen over zowel de werkgever, het personeel alsmede bestaande en voormalige clienten van de werkgever is absolute geheimhouding verplicht.

17. CONFIDENTIALITY DUTY

With respect to all information which has been obtained during the duration of the employment contract concerning both the employer, staff as well as existing and former customers of the employer employee is obliged to uphold absolute confidentiality.

18. GEDRAGSREGELS

U zult zich niet gedragen op enigerlei wijze welke bedoeld is of naar alle waarschijnlijkheid zal leiden tot benadeling of aantasting van Collexis in haar goede naam, haar vermogen en/of haar relaties met haar clienten alsmede haar zaken in het algemeen.

U dient zich bij uw werkzaamheden te houden aan de algemene standaard procedures die van toepassing zijn op uw werkzaamheden respectievelijk de concrete aanwijzingen die u ter zake zullen worden gegeven. Ten aanzien van de onkostenregelingen wordt nadrukkelijk verwezen naar de bijlage
Kostenvergoedingen.

                                        7

U bent verplicht deel te nemen aan groepsbijeenkomsten welke ten behoeve van het personeel worden georganiseerd en waarvan de werkgever redelijkerwijs van oordeel kan zijn dat het gewenst is dat u deelneemt.

18. BEHAVIOR RULES

You will not behave yourself in any way which it is meant or probably will lead to harming Collexis in her good name, her financial position and/or her relations with her customers as well as her business in general.

You must keep yourself in your work to the general standard procedures which apply to you work and to specific indications which will be pointed out to you.
With respect to the compensation of work related costs one is expressly referred to the appendix Compensations of Costs.

You are obliged to take part in group meetings which are organized for staff and the employer reasonably can be of the opinion that it is needed for you to take part.

19. AUTEURSRECHTEN EN BRUIKLEENGOEDEREN

U stemt er mee in, zonder nadere vergoeding, aan de werkgever, althans voor zover de werkgever dit van u verlangt:

o     Al uw eventuele rechten op en belangen in uitvindingen, verbeteringen en ontdekkingen - welke voor Collexis van belang kunnen zijn bij het uitoefenen van haar bedrijf - alsmede het resultaat van enig door u voor
      Collexis uitgevoerd werk af te staan met inbegrip van, doch zonder hiertoe beperkt te blijven, programma's, documentatie en rapporten welke in de loop van of met betrekking tot dat werk (al of niet voor octrooi in aanmerking komend) worden voortgebracht zoals deze tijdens of in verband met die werkzaamheden zijn ontwikkeld, of voor het eerst werkelijk in praktijk gebracht, evenals alle octrooien welke daarop mochten zijn verleend.

o     Uw eventuele auteursrecht inzake al het materiaal dat in de loop van of in verband met voor Collexis uitgevoerde werkzaamheden voor het eerst na datum indiensttreding is voortgebracht of samengesteld, af te staan.

Voorts bent u verplicht alle goederen en stukken die u tijdens de duur van de arbeidsovereenkomst in bruikleen verkrijgt, van of omtrent Collexis, en de clienten van Collexis, bij het einde van de arbeidsovereenkomst terstond en tijdens de duur van de arbeidsovereenkomst op eerste verzoek af te geven.

Ditzelfde geldt voor alle gegevens, informatie en resultaten - al dan niet in voltooide vorm - van door u in opdracht van Collexis verrichte werkzaamheden en voor alle daarbij gebruikte hulpmiddelen in het bijzonder, doch niet uitsluitend, voor door u samengestelde, - al dan niet voltooide - programmatuur en adviezen en de informatiedragers waarop deze zijn vastgelegd.

Ten aanzien van de aan u ter beschikking gestelde bruikleengoederen kan Collexis kosten die voortvloeien uit schade of diefstal veroorzaakt door onzorgvuldig gebruik, tot een maximum van (euro) 1.000,- inhouden op het salaris, zulks ter beoordeling van de directie.

19. COPYRIGHTS AND LEND GOODS

You consent to give up to employer, without compensation, at least as far as the employer this so desires from you:

o     All your possible rights and interests in inventions, improvements and discoveries - which for Collexis can be of importance to run the company -
      as well as the result of any work carried out by you for Collexis including, yet not limited to, programs, documentation and reports which in the course of that work (yes or no for patent considered) are produced as they have been developed during or in relation to those activities, or for the first time actually implemented, as well as all patents which thereupon have been granted.

o     Your possible copyright concerning the material that in the course of or in relation to activities carried out for Collexis after entering into office has been produced or has been composed.

Additionally, are you obliges to return all goods and materials, from or on
Collexis and the customers

                                        8

of Collexis, which are lend to you during the duration of the employment contract, immediately at the end of the employment contract or at first request during the duration of the employment contract. The same applies to all data, information and results - yes or no in completed form- from activities performed by you for Collexis and to all thereby used aids, and in particular, yet not limited to, work developed by you - yes or no completed - i.e. programming and recommendations and the information carriers on which these have been stored.

With respect to lend goods made available to you, Collexis can deduct costs which result from damage or robbery caused by careless use to maximum of (euro)
1,000, from the salary; this to be assessed by the Executive Board.

20. WETTELIJKE WIJZIGINGEN

In het geval er nu of in de toekomst wettelijke bepalingen en/of voorschriften
(gaan) gelden voor de minimale en/of maximale hoogten en/of belastbaarheid van uitkeringen, vergoedingen en premies, dan worden deze te allen tijde door
Collexis gevolgd. Collexis is niet aansprakelijk voor de eventuele gevolgen van deze bepalingen en/of voorschriften.

20. LEGAL MODIFICATIONS

In case now or in the future legal provisions and/or regulations apply with regard to minimum and/or maximum rates and/or taxability of benefits, compensations and premiums, Collexis will implement these in all cases. Collexis is not responsible for the possible impact of these provisions and/or regulations.

21. BOETEBEDING

De werknemer zal voor iedere door hem begane overtreding van het bepaalde in onderhavige overeenkomst ten behoeve van de werkgever telkens dadelijk en ineens, zonder voorafgaande sommatie of ingebrekestelling, maximaal een boete verschuldigd zijn van een bedrag gelijk aan zijn/haar laatstgenoten bruto jaarsalaris, naast een boete van (euro) 455,- voor iedere dag dat de overtreding voortduurt.

21. PENALTY CONDITIONS

The employee will be charged for every offence of the provisions in this present agreement, committed by him/her, without delay and immediately, without preceding summons or notice of default, a penalty which amounts at maximum his/her gross annual salary, besides a fine of (euro) 455 for each day that the offence continues.

22. OPLEIDINGEN

Collexis stelt zich tot doel om het personeel jaarlijks minimaal 2,5% van hun werktijd op te leiden of op te laten leiden voor de noodzakelijke vakgerichte en toekomstgerichte kennis.

22. TRAINING

It is Collexis' goal to have staff trained at least 2.5% of their working hours on necessary job specific or future aimed knowledge.

23. ZIEKTE

Bij ziekte dient u zich te houden aan de richtlijnen zoals omschreven in het verzuimbeleid. Gedurende het eerste ziektejaar wordt uw loon door Collexis tot
100% en het tweede ziektejaar tot 70% aangevuld. Eventuele emolumenten, zoals onkostenvergoeding, lease-auto e.d. kunnen komen te vervallen bij langdurig ziekteverzuim (langer den twee maanden). Een en ander ter beoordeling van de werkgever.

23. SICKNESS

In case of sickness you must keep to the directives as defined in the policy on sickness absence.

                                        9

During the first sickness year Collexis supplements your salary up to 100% and the second year to 70%. Possible emoluments such as compensation of costs, leased car etc. can be suspended in case of long-term sickness absence (longer than two months). This to be assessed by the employer.

24. GESCHILLEN

Op deze overeenkomst is Nederlands recht van toepassing. Geschillen dienen te worden voorgelegd aan de bevoegde rechter in Utrecht.

24. DISPUTES

Dutch right applies to this agreement. Disputes must be presented to a competent judge in Utrecht.

* in blue Italics a translation of the original text has been included. No rights can be derived from this translation.

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